SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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☐	Soliciting Material Pursuant to §240.14a-12

Northern Lights Fund Trust IV

(Name of Registrant as Specified in Its Charter)

Not Applicable

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Proxy Materials

Measured Risk Strategy Fund

a series of Northern Lights Fund Trust IV

17605 Wright Street,

Omaha, NE 68130

1-855-907-3407

Dear Shareholder:

Black Peak Capital, LLC (“BPC” or the “Sub-Advisor”) has served as investment sub-advisor to the Measured Risk Strategy Fund (the “Fund”), a series of Northern Lights Fund Trust IV (the “Trust”), pursuant to a sub-advisory agreement between BPC and Measured Risk Portfolios, Inc. (“MRP” or the “Advisor”) since its inception in December 2016. At a meeting held on July 20, 2017, the Board of Trustees (the “Board”) of the Trust approved a new sub-advisory agreement between the Advisor and BPC (the “New Sub-Advisory Agreement”). As a result, the Board has requested that the Fund’s shareholders approve the New Sub-Advisory Agreement. I am writing to ask for your prompt vote for the approval of the New Sub-Advisory Agreement, which is identical in all material respects to those of the current sub-advisory agreement, except for the date of execution, effectiveness, expense allocation, and compensation.

In addition, in order to allow MRP flexibility going forward and to reduce potential expenses to the Fund, I also urge that you approve a second proposal. This second proposal allows MRP, with the approval of the Board, to hire or replace a non-affiliated sub-advisor to the Fund or change the terms of an agreement with a non-affiliated sub-advisor without obtaining shareholder approval. To allow this, the Trust and MPR have been granted an order from the Securities and Exchange Commission providing exemptive relief to make such replacement and changes without shareholder approval and the Fund is now requesting permission from its shareholders to rely on the order. MRP has no current intention of changing sub-advisors; however, these provisions will allow flexibility to deal with changes related to non-affiliated sub-advisory agreements, like the one contemplated above, or other circumstances in the future.

The proposals have been carefully reviewed by the Board of the Trust. The Board unanimously recommends that you vote FOR both proposals.

It is very important that we receive your vote before [ ], 2017. Voting is quick and easy. Everything you need is enclosed. To cast your vote:

•	PHONE: Call the toll-free number on your proxy card. Enter the control number on your proxy card and follow the instructions.
•	INTERNET: Visit the website indicated on your proxy card. Enter the control number on your proxy card and follow the instructions.
•	MAIL: Complete the proxy card(s) enclosed in this package. BE SURE TO SIGN EACH CARD before mailing it in the postage-paid envelope.

I appreciate your participation and prompt response in this matter.

Sincerely,

Wendy Wang

President

Northern Lights Fund Trust IV

Measured Risk Strategy Fund

a series of Northern Lights Fund Trust IV

17605 Wright Street,

Omaha, NE 68130

1-855-907-3407

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held [ ], 2017

The Board of Trustees of the Northern Lights Fund Trust (the “Trust”), an open-end management investment company organized as a Delaware statutory trust, has called a special meeting of the shareholders of the Measured Risk Strategy Fund (the “Fund”) to be held at the offices of Gemini Fund Services, LLC, located at 80 Arkay Drive, Suite 110, Hauppauge, New York 11788, on [ ], 2017 at [10]:00 a.m., Eastern time, for the following purposes:

1.	To approve a new sub-advisory agreement between Measured Risk Portfolios, Inc. and Black Peak Capital, LLC.
2.	To approve the Fund’s reliance on an order granted by the Securities and Exchange Commission on [ ], 2017. The order provides an exemption from certain provisions of Section 15(a) of the Investment Company Act of 1940, as amended, and will allow Measured Risk Portfolios, Inc. to hire and replace unaffiliated sub-advisors without shareholder approval.
3.	To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

Shareholders of record at the close of business on [ ], 2017 are entitled to notice of, and to vote at, the special meeting and any adjournments or postponements thereof.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on [ ], 2017. A copy of this Notice of Shareholder Meeting and the Proxy Statement (including the proposed Sub-Advisory Agreement and the proposed Management Agreement) are available at www.[ ].com.

By Order of the Board of Trustees

Wendy Wang, President

[ ], 2017

YOUR VOTE IS IMPORTANT

To assure your representation at the meeting, please complete the enclosed proxy and return it promptly in the accompanying envelope or call the number listed on your proxy card, whether or not you expect to be present at the meeting. If you attend the meeting, you may revoke your proxy and vote your shares in person.

Measured Risk Strategy Fund

a series of Northern Lights Fund Trust IV

with its principal offices at

17605 Wright Street, Omaha, NE 68130

____________

PROXY STATEMENT

____________

SPECIAL MEETING OF SHAREHOLDERS

To Be Held [ ], 2017

____________

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board”) of Northern Lights Fund Trust (the “Trust”), on behalf of Measured Risk Strategy Fund (the “Fund”), for use at the Special Meeting of Shareholders of the Fund (the “Meeting”) to be held at the offices Gemini Fund Services, LLC, located at 80 Arkay Drive, Suite 110, Hauppauge, New York 11788, on [ ], 2017 at [10]:00 a.m., Eastern time, and at any and all adjournments thereof. The Notice of Meeting, Proxy Statement, and accompanying form of proxy will be mailed to shareholders on or about [ ], 2017.

The Meeting has been called by the Board for the following purposes:

1.	To approve a new investment sub-advisory agreement between Measured Risk Portfolios, Inc., the investment advisor to the Fund, and Black Peak Capital, LLC, the sub-advisor to the Fund.
2.	To approve the Fund’s reliance on an order granted by the Securities and Exchange Commission on [ ], 2017. The order provides an exemption from certain provisions of Section 15(a) of the Investment Company Act of 1940, as amended, and will allow Measured Risk Portfolios, Inc., the Fund’s investment adviser to hire and replace unaffiliated sub-advisors without shareholder approval.
3.	To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

Only shareholders of record at the close of business on [ ], 2017 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting and any adjournments or postponements thereof.

A copy of the Fund’s most recent annual report or semi-annual report, including financial statements and schedules, is available at no charge by sending a written request to the Fund, 17605 Wright Street, Omaha, NE 68130, by calling 1-855-907-3407 or by visiting www.[           ].com.

PROPOSAL I

APPROVAL OF A NEW SUB-ADVISORY AGREEMENT BETWEEN

MEASURED RISK PORTFOLIOS, INC. AND BLACK PEAK CAPITAL, LLC

Background

The primary purpose of this proposal is to approve a new sub-advisory agreement between Measured Risk Portfolios, Inc., the investment advisor to the Fund, (“MRP” or the “Advisor”), and Black Peak Capital, LLC. (“BPC” or the “Sub-Advisor”) (the “New Sub-Advisory Agreement”) in order to allow BPC to continue managing the assets of the Measured Risk Strategy Fund (the “Fund”). Both MRP and BPC assumed their respective duties of investment advisor and sub-advisor to the Fund at the inception of the Fund. Approval of the New Sub-Advisory Agreement will not increase the total fees paid by the Fund or, indirectly by the Fund’s shareholders. The New Sub-Advisory Agreement is identical in all material respects to the current sub-advisory agreement that it will replace (the “Current Sub-Advisory Agreement”), except for the date of execution, effectiveness, expense allocation, and sub-advisory fee structure. The effective date of the New Sub-Advisory Agreement will be the date shareholders of the Fund approve the New Sub-Advisory Agreement (the “Effective Date”).

Shareholder approval of the New Sub-Advisory Agreement is being requested in connection with a proposed change in BPC’s sub-advisory fee structure. Under the New Sub-Advisory Agreement, BPC will no longer share in the ongoing fees and expenses of the Fund or be subject to the Fund’s expense limitation agreement. In addition, the contractual fee split between, the Advisor and Sub-Advisor will change. Under the New Sub-Advisory Agreement, the Sub-Advisor will receive the greater of $3,000 per month or 0.25% on the first $25 million of Fund assets, 0.30% on assets between $25 million and $35 million, and 0.40% on assets over $35 million.

The Board has approved, and requests the Fund’s shareholders approve the New Sub-Advisory Agreement. Because the change in sub-advisory fee structure amounts to a material change in the terms of the Current Sub-Advisory Agreement, the 1940 Act requires that the changes and New Sub-Advisory Agreement be approved by a vote of a “majority of the outstanding securities” of the Fund as defined in and required by the Investment Company Act of 1940, as amended (the “1940 Act”). Shareholders are being asked to approve the proposed New Sub-Advisory Agreement.

The Sub-Advisory Agreement

Under the terms of the investment management agreement between the Trust and MRP, with respect to the Fund (the “Advisory Agreement”), MRP is entitled to receive an annual advisory fee from the Fund equal to 1.25% of the Fund’s average daily net assets. Under the terms of the Current Sub-Advisory Agreement, BPC is entitled to receive an annual fee from the Advisor of 50% of the net advisory fee that the Advisor receives from the Fund. The “net advisory fee” is defined as the gross management fees earned by the Advisor from the Fund less expenses and/or waiver the Fund incurs that are allocated and subtracted from the gross management fees. For such compensation, BPC, at its expense, renders written or verbal advice to the Fund’s investment committee, which includes the creation of mathematical models, which signal increasing, decreasing, or level volatility in the stock market, subject to the Fund’s investment objectives, policies, and restrictions and such policies as the Trustees determined. The Current Sub-Advisory Agreement was effective with respect to the Fund as of October 19, 2016 and was approved unanimously by the Board, including the Independent Trustees (as defined in the 1940 Act), at a meeting held on October 20, 2016, and was approved by the Fund’s initial shareholder. Under the New Sub-Advisory Agreement, the Sub-Advisor would receive the greater of $3,000 per month or 0.25% on the first $25 million, 0.30% on assets between $25 million and $35 million, and 0.40% on the amount over $35 million without reduction for expenses.

The New Sub-Advisory Agreement provides that it will continue in force for an initial period of two years, and from year to year thereafter, but only so long as its continuance is approved at least annually by the Trustees at a meeting called for that purpose or by the vote of a majority of the outstanding shares of the Trust. The New Sub-Advisory Agreement will automatically terminate on assignment and is terminable upon notice by the Fund. In addition, the New Sub-Advisory Agreement can be terminated on not more than sixty (60) days’ notice by BPC given to the Fund. The Board approved the New Sub-Advisory Agreement at an in-person meeting held on July 20, 2017.

The New Sub-Advisory Agreement provides that BPC will not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

The terms of the New Sub-Advisory Agreement are identical in all material respects to those of the Current Sub-Advisory Agreement, except for the date of execution, effectiveness, expense allocation, and the sub-advisory fee structure. Approval of the New Sub-Advisory Agreement will not cause an increase in fees paid by the Fund.

The effective date of the New Sub-Advisory Agreement with respect to the Fund will be the date shareholders of the Fund approve the New Sub-Advisory Agreement. If the New Sub-Advisory Agreement with BPC is not approved by shareholders, the Board and MRP will consider other options, including a new or modified request for shareholder approval of a new sub-advisory agreement.

The New Sub-Advisory Agreement is attached as Appendix A. You should read the New Sub-Advisory Agreement. The description in this Proxy Statement of the New Sub-Advisory Agreement is only a summary.

Evaluation by the Board

At a meeting held on July 20, 2017, the Board approved the New Sub-Advisory Agreement, subject to shareholder approval. The Board’s determination to approve the New Sub-Advisory Agreement followed their consideration of various factors and review of written materials provided by BPC. The Board’s deliberations and the information on which its conclusions were based are summarized below.

[ ]

Accordingly, the Board, including the Independent Trustees, unanimously recommends that shareholders of the Fund vote “FOR” approval of the New Sub-Advisory Agreement.

Information Concerning Black Peak Capital

BPC is a Connecticut limited liability company located at 345 Fairview Avenue, Fairfield, CT 06824. The names, titles, addresses, and principal occupations of the principal executive officers of BPC are set forth below:

Name and Address:*	Principal Occupation and Title:
Stephen Aniston	President; Chief Investment Officer; Chief Technology Officer
Peter Kihara	Chief Operating Officer; Chief Financial Officer; Chief Compliance Officer

* The address for each officer is, Black Peak Capital, LLC 345 Fairview Avenue, Fairfield, CT 06824.

To date, BPC has not earned any sub-advisory fees in connection with its advisory services provided to the Fund pursuant to the Current Sub-Advisory Agreement.

PROPOSAL II

APPROVAL OF THE FUND’S RELIANCE ON AN ORDER BY THE SEC FOR EXEMPTION
UNDER VARIOUS RULES AND FORMS OF THE 1940 ACT

Background

The purpose of this proposal is to enable MRP, with the approval of the Board, including a separate vote of the Independent Trustees, to hire one or more non-affiliated investment sub-advisors or to replace an existing investment sub-advisor with a non-affiliated investment sub-advisor, as well as change the terms of a contract with a non-affiliated investment sub-advisor, without obtaining the approval of shareholders. To do so, the Trust and MRP applied and was granted an order for exemptive relief from the SEC (a “Manager of Managers Order”) to permit MRP, with the approval of the Board, to take such actions with respect to the Fund.

The 1940 Act and the rules thereunder require that sub-advisory agreements be approved by the Board, including by a majority of the Independent Trustees, and the shareholders of the Fund. Therefore, currently, and if the proposal is not approved by shareholders, the Trust must obtain shareholder approval of a new sub-advisory agreement at a shareholder meeting preceded by proxy statement, and MRP or the Fund would be required to pay the costs of the preparation, filing, printing and mailing of a proxy statement, such as this Proxy Statement under certain circumstances. These circumstances include: (i) if and when MRP seeks to hire one or more sub-advisors to provide investment advisory services to the Fund, (ii) if and when MRP seeks to replace an existing sub-advisor, or (iii) if BPC undergoes a change of control. The Manager of Managers Order will facilitate the efficient hiring of sub-advisors, or approving a new agreement in the case of a change of control, without the burden and expense of a shareholder meeting.

The Board approved the filing of an application (the “Application”) by the Trust and Catalyst for the Manager of Managers Order, which the Trust filed on July 7, 2017, and amended August 14, 2017. On [ ], 2017, a notice of the filing of the application was issued, which gave interested persons an opportunity to request a hearing and stated that an order granting the application would be issued unless a hearing was ordered. On [ ], 2017, with no requests received, the SEC granted the Manager of Managers Order.

The Manager of Managers Order

The Manager of Managers Order states that MRP will obtain the approval of the Board, including a majority of the Independent Trustees, when changing sub-advisors or making material changes to an existing sub-advisory agreement, but approval by shareholders of the Fund will not be sought or obtained. The Manager of Managers Order only applies to the hiring of and making material changes to a sub-advisory agreement with a sub-advisor that is not affiliated with MRP. If this proposal is approved, then shareholders will no longer vote on the approval of the appointment and/or replacement of non-affiliated investment sub-advisors, or changes to the terms of a sub-advisory agreement with a non-affiliated investment sub-advisor in the future. Shareholder approval will continue to be required for such actions involving an affiliated sub-advisor.

Even with the Manager of Managers Order, sub-advisory agreements of the Fund will continue to be subject to the requirements of Section 15(a) of the 1940 Act with respect to the terms of such agreements. Additionally, the Fund will prominently disclose in its prospectus that MRP monitors the Fund’s sub-advisor(s) for adherence to the specific strategy, continuously supervises and monitors their performance and periodically recommends to the Board which sub-advisor(s) should be retained or released. The Fund will also disclose that it operates pursuant to the terms and conditions of the Manager of Managers Order. The Fund will be required, within ninety (90) days of the hiring of a new sub-advisor, to furnish its shareholders with all information about the new sub-advisor that would be included in a proxy statement.

Accordingly, the Board of the Trust, including the Independent Trustees, unanimously recommends that shareholders of the Fund vote “FOR” approval of the Fund’s reliance on an order by the SEC for exemption under various rules and forms of the 1940 Act.

OTHER INFORMATION

OPERATION OF THE FUND

The Fund is a diversified series of the Trust. The Trust is an open-end investment management company organized as a Delaware statutory trust and formed by an Agreement and Declaration of Trust on June 2, 2015. The Trust’s principal executive offices are located at 17605 Wright Street, Omaha, Nebraska 68130. The Board supervises the business activities of the Fund. Like other mutual funds, the Fund retain various organizations to perform specialized services. Northern Lights Distributors, LLC, located at 17605 Wright Street, Omaha, Nebraska 68130, serves as the national distributor of the Fund. Gemini Fund Services, LLC, located at 17605 Wright Street, Omaha, Nebraska 68130 provides the Fund with transfer agent, accounting and certain administrative services. Northern Lights Compliance Services, LLC, located at 17605 Wright Street, Omaha, Nebraska 68130, provides the Trust with compliance services.

THE PROXY

The Board solicits proxies so that each shareholder has the opportunity to vote on the proposals to be considered at the Meeting. A proxy for voting your shares at the Meeting is enclosed. The shares represented by each valid proxy received in time will be voted at the Meeting as specified. If no specification is made, the shares represented by a duly executed proxy for the Fund will be voted for approval of the proposed New Sub-Advisory Agreement. If no specification is made, the shares represented by a duly executed proxy will be voted at the discretion of the holders of the proxy on any other matter that may come before the Meeting. You may revoke your proxy at any time before it is exercised by (1) submitting a duly executed proxy bearing a later date, (2) submitting a written notice to the President of the Trust revoking the proxy, or (3) attending and voting in person at the Meeting.

VOTING SECURITIES AND VOTING

As of the Record Date, [ ] shares of beneficial interest of the Fund were issued and outstanding.

All shareholders of record of the Fund on the Record Date are entitled to vote at the Meeting on Proposal I and Proposal II. Each shareholder of the Fund is entitled to one (1) vote per share held, and fractional votes for fractional shares held, on any matter with respect to the Fund submitted to a vote at the Meeting.

An affirmative vote of the holders of a “majority of the outstanding voting securities” of the Fund is required for the approval of the proposed New Sub-Advisory Agreement and the Fund’s reliance on the Manager of Managers Order. As defined in the 1940 Act, a vote of the holders of a “majority of the outstanding voting securities” of the Fund means the affirmative vote of the lesser of (1) 67% or more of the voting securities of the Fund present at the Meeting, if the holders of more than 50% of the outstanding securities of the Fund are present in person or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Fund.

Broker non-votes and abstentions will be considered present for purposes of determining the existence of a quorum and the number of shares of the Fund represented at the Meeting, but they are not affirmative votes for any proposal. As a result, with respect to approval of the proposed New Sub-Advisory Agreement and the Fund’s reliance on the Manager of Managers Order, non-votes and abstentions will have the same effect as a vote against the proposal because the required vote is a percentage of the shares present or outstanding.

Security Ownership of Management AND
Certain Beneficial Owners

To the best knowledge of the Trust, there were no Trustees or officers of the Trust who were the beneficial owners of more than 5% of the outstanding shares of the Fund on the Record Date. Shareholders owning more than 25% of the shares of a Fund are considered to “control” the Fund, as that term is defined under the 1940 Act. As of the Record Date, the Trust is not aware of any shareholder owning more than 25% of the shares of the Fund.

As of the Record Date, the record owners of more than 5% of any outstanding class of shares of the Fund are listed in the following tables.

Class A Shares

Name and Address	Percentage of Class Owned	Number of Shares of each Class Owned

[*May be deemed to control Class A shares of the Fund because holds more than 25% of the outstanding Class A shares.]

As of the Record Date, securities of the Fund’s Class A shares owned by all officers and trustees, including beneficial ownership, as a group represented less than 1% of the outstanding Class A shares of the Fund.

Class I Shares

Name and Address	Percentage of Class Owned	Number of Shares of each Class Owned

[*May be deemed to control Class A shares of the Fund because holds more than 25% of the outstanding Class I shares.]

As of the Record Date, securities of the Fund’s Class I shares owned by all officers and trustees, including beneficial ownership, as a group represented less than 1% of the outstanding Class I shares of the Fund.

QUORUM

The holders of [ ]% of the outstanding shares of the Fund entitled to vote at the Meeting, present in person or represented by proxy, constitutes a quorum at the Meeting for purposes of acting upon the Proposals. The shares over which broker-dealers have discretionary voting power, the shares that represent “broker non-votes” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote, and (ii) the broker or nominee does not have discretionary voting power on matters other than election of board members), and the shares whose proxies reflect an abstention on any item will all be counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists.

ADJOURNMENT

The Meeting may be adjourned from time to time for any reason whatsoever by vote of the holders of a [majority] of the shares present (in person or by proxy and entitled to vote at the Meeting), or by the Chairman of the Board or certain officers, whether or not a quorum is present. Such authority to adjourn the Meeting may be used in the event that a quorum is not present at the Meeting, or in the event that a quorum is present but sufficient votes have not been received to approve a Proposal, or for any other reason consistent with applicable state law and the Fund’s By-Laws, including to allow for the further solicitation of proxies. Any adjournment may be made with respect to any business which might have been transacted at the Meeting, and any adjournment will not delay or otherwise affect the effectiveness and validity of any business transacted at the Meeting prior to adjournment. The persons designated as proxies may use their discretionary authority to vote as instructed by management of the Fund on questions of adjournment and on any other proposals raised at the Meeting to the extent permitted by the SEC’s proxy rules, including proposals for which management of the Fund did not have timely notice, as set forth in the SEC’s proxy rules.

SHAREHOLDER PROPOSALS

The Trust has not received any shareholder proposals to be considered for presentation at the Meeting. Under the proxy rules of the U.S. Securities and Exchange Commission, shareholder proposals may, under certain conditions, be included in the Trust’s Proxy Statement and proxy for a particular Meeting. Under these rules, proposals submitted for inclusion in the Trust’s proxy materials must be received by the Trust within a reasonable time before the solicitation is made. The fact that the Trust receives a shareholder proposal in a timely manner does not ensure its inclusion in its proxy materials, because there are other requirements in the proxy rules relating to such inclusion. You should be aware that annual meetings of shareholders are not required as long as there is no particular requirement under the 1940 Act, which must be met by convening such a shareholder meeting. Any shareholder proposal should be sent to Wendy Wang, President, Northern Lights Fund Trust IV, 80 Arkay Drive, Suite 110, Hauppauge, New York 11788.

COST OF SOLICITATION

The Board is making this solicitation of proxies. The Trust has engaged [ ], a proxy solicitation firm (the “Proxy Solicitor”), to provide mailing, vote tabulation, a proxy website, and other proxy related services related to this solicitation. The estimated fees anticipated to be paid to the Proxy Solicitor for these services are approximately $[ ]. The cost of preparing and mailing this Proxy Statement, the accompanying Notice of Special Meeting and proxy and any additional materials relating to the Meeting and the cost of soliciting proxies will be borne by BPC. In addition to solicitation by mail, the Trust will request banks, brokers and other custodial nominees and fiduciaries, to supply proxy materials to the beneficial owners of shares of the Fund of whom they have knowledge, and BPC will reimburse them for their expenses in so doing. Certain officers, employees and agents of the Trust, and MRP, and BPC may solicit proxies in person or by telephone, facsimile transmission, or mail, for which they will not receive any special compensation.

OTHER MATTERS

The Board knows of no other matters to be presented at the Meeting other than as set forth above. If any other matters properly come before the Meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement, the holders of the proxy will vote the shares represented by the proxy on such matters in accordance with their best judgment, and discretionary authority to do so is included in the proxy.

PROXY DELIVERY

If you and another shareholder share the same address, the Trust may only send one Proxy Statement unless you or the other shareholder(s) request otherwise. Call or write to the Trust if you wish to receive a separate copy of the Proxy Statement and the Trust will promptly mail a copy to you. You may also call or write to the Trust if you wish to receive a separate proxy in the future or if you are receiving multiple copies now and wish to receive a single copy in the future. For such requests, call the Trust at 1-855-907-3407, or write the Trust at 17605 Wright Street, Omaha, Nebraska 68130.

A copy of the Notice of Shareholder Meeting and the Proxy Statement (including copies of the proposed sub-advisory agreement) are available at www.[ ].com.

BY ORDER OF THE BOARD OF TRUSTEES

Wendy Wang, President

Dated : [ ], 2017

Please date and sign the enclosed proxy and return it promptly in the enclosed reply envelope OR CALL THE NUMBER LISTED ON YOUR PROXY CARD.

Appendix A

SUBADVISORY AGREEMENT

THIS AGREEMENT is made and entered into as of the 20th day of July, 2017 by and between Measured Risk Portfolios, Inc. (“the Adviser), a corporation organized under the laws of California and registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and Black Peak Capital, LLC a limited liability company organized under the laws of Connecticut and registered under the Advisers Act (the “Subadviser”), with respect to the Measured Risk Strategy Fund (the “Fund”) a series of the Northern Lights Fund Trust IV, a Delaware statutory trust (the “Trust”).

WITNESSETH:

WHEREAS, the Trust is registered with the U.S. Securities and Exchange Commission (the “SEC”) as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Adviser has, pursuant to an Investment Advisory Agreement with the Trust dated as of the 7th day of October, 2015 (the “Advisory Agreement”), been retained to act as investment adviser for the Fund;

WHEREAS, the Adviser has determined that Subadviser has created an algorithm that may improve investment performance of the Fund; and

WHEREAS, the Adviser desires to retain Subadviser to assist with customization and implementation of said algorithm for the Fund in a continuous ongoing investment program, and Subadviser is willing to render such services subject to the terms and conditions set forth in this Agreement,

NOW, THEREFORE, the parties do mutually agree and promise as follows with respect to each Fund:

1.	Appointment as Subadviser. The Adviser hereby appoints the Subadviser’s Chief Executive Officer, Stephen Aniston, to act on the investment committee of the Fund, subject to the supervision of the Adviser and the Board of Trustees of the Trust and subject to the terms of this Agreement; and the Subadviser hereby accepts such appointment. In such capacity, the Subadviser shall be granted one third (1/3rd) voice.

(a)       Composition of Investment Committee. The investment committee of the Fund shall be comprised of Larry Kriesmer, Bernard Surovsky and Stephen Aniston. Each member shall have one third (1/3rd) voice.

(b)       Fund’s Trading Activity.

(i)       Risk On Trades. All trades that result in capital at risk shall require unanimous agreement of all three investment committee members. The investment committee shall convene daily to determine: (1) the total dollar amount of the portfolio to put at risk, i.e. assess the existing amount at risk and decide how much, if any, additional amounts to put at risk; and (2) the general option strike and expiration date trades to be made on that day. Any material changes to (1) or (2) will require a unanimous vote of the investment committee.

(ii)       Unwinding Trades. It shall require a two-thirds (2/3) vote of the investment committee to unwind any positions at any time.

It is recognized that the Subadviser and certain of its affiliates may act as investment adviser to one or more other investment companies and other managed accounts and that the Adviser and the Trust do not object to such activities so long as they are not materially similar to the objectives of the Fund.

2.       Duties of Subadviser.

(a)       Investments. The Subadviser, subject to the stated investment policies and restrictions of the Fund as set forth in the Fund’s prospectus (“Prospectus”) and statement of additional information (“SAI”) as currently in effect and, as soon as practical after the Trust, the Fund or the Adviser notifies the Subadviser of any changes thereof, as supplemented or amended from time to time and subject to the directions of the Adviser and the Trust’s Board of Trustees, shall render written or verbal advice to the Fund’s investment committee. The Adviser agrees to provide the Subadviser with such assistance as may be reasonably requested by the Subadviser in connection with the Subadviser’s activities under this Agreement, including, without limitation, providing information concerning the Fund, its funds available, or to become available, for investment and generally as to the conditions of the Fund’s or the Trust’s affairs.

(b)       Compliance with Applicable Laws and Governing Documents. In the performance of its services under this Agreement, the Subadviser shall act in conformity with the Prospectus, SAI and the Trust’s Agreement and Declaration of Trust and By-Laws as currently in effect and, as soon as practical after the Trust, the Fund or the Adviser notifies the Subadviser thereof, as supplemented, amended and/or restated from time to time (referred to hereinafter as the “Declaration of Trust” and “By-Laws,” respectively) and with the instructions and directions received in writing from the Adviser or the Trustees of the Trust and will conform to, and comply with, the requirements of the 1940 Act, the Internal Revenue Code of 1986, as amended (the “Code”), and all other applicable federal and state laws and regulations. Without limiting the preceding sentence, the Adviser promptly shall notify the Subadviser as to any act or omission of the Subadviser hereunder that the Adviser reasonably deems to constitute or to be the basis of any noncompliance or nonconformance with any of the Trust’s Declaration of Trust and By-Laws, the Prospectus and the SAI, the instructions and directions received in writing from the Adviser or the Trustees of the Trust, the 1940 Act, the Code, and all other applicable federal and state laws and regulations. The Adviser timely will provide the Subadviser with a copy of the minutes of the meetings of the Board of Trustees of the Trust to the extent they may affect the Fund or the services of the Subadviser, copies of any financial statements or reports made by the Fund to its shareholders, and any further materials or information which the Subadviser may reasonably request to enable it to perform its functions under this Agreement.

The Adviser shall perform quarterly and annual tax compliance tests to ensure that the Fund is in compliance with Subchapter M of the Code. In this regard, the Adviser acknowledges that the Subadviser shall rely completely upon the Adviser’s determination of whether and to what extent the Fund is in compliance with Subchapter M of the Code and that the Subadviser has no separate and independent responsibility to test the Fund for such compliance.

The Adviser will provide the Subadviser with reasonable advance notice of any change in the Fund’s investment objectives, policies and restrictions as stated in the Prospectus and SAI, and the Subadviser shall, in the performance of its duties and obligations under this Agreement, render advice consistent with such changes, provided that the Subadviser has received prompt notice of the effectiveness of such changes from the Trust or the Adviser. In addition to such notice, the Adviser shall provide to the Subadviser a copy of a modified Prospectus and SAI reflecting such changes. The Adviser acknowledges and will ensure that the Prospectus and SAI will at all times be in compliance with all disclosure requirements under all applicable federal and state laws and regulations relating to the Trust or the Fund, including, without limitation, the 1940 Act, and the rules and regulations thereunder, and that the Subadviser shall have no liability in connection therewith, except as to the accuracy of material information furnished in writing by the Subadviser to the Trust or to the Adviser specifically for inclusion in the Prospectus and SAI. The Subadviser hereby agrees to provide to the Adviser in a timely manner such information relating to the Subadviser and its relationship to, and actions for, the Trust as may be required to be contained in the Prospectus, SAI or in the Trust’s Registration Statement on Form N-1A and any amendments thereto.

(c)       Voting of Proxies. The Adviser retains authority to exercise voting rights with respect to all securities and other investments in the Fund.

(d)       No Agent. Subject to any other written instructions of the Adviser or the Trust, the Subadviser is specifically prohibited from acting as the Adviser’s or the Trust’s agent or attorney-in-fact for any purpose (for example, executing account documentation, agreements, contracts and other documents).

(e)       Securities Transactions. The Subadviser and any affiliated person of the Subadviser will not purchase securities or other instruments from or sell securities or other instruments to the Fund; provided.

The Subadviser, on its own behalf and with respect to its Access Persons (as defined in subsection (e) of Rule 17j-1 under the 1940 Act), agrees to observe and comply with Rule 17j-1 and its Code of Ethics (which shall comply in all material respects with Rule 17j-1), as the same may be amended from time to time. On at least an annual basis, the Subadviser will comply with the reporting requirements of Rule 17j-1, which include (i) certifying to the Adviser and the Trust that the Subadviser and its Access Persons have complied with the Subadviser’s Code of Ethics with respect to the Fund and (ii) identifying any violations which have occurred. The Subadviser will have also submitted its Code of Ethics for its initial approval by the Trust’s Board of Trustees no later than the date of execution of this agreement and subsequently within six months of any material change thereto.

Subadviser is prohibited from consulting with any other subadviser to the Fund with respect to the Fund’s transactions in securities or other assets.

(f)       Books and Records. The Subadviser shall maintain separate detailed records as are required by applicable laws and regulations of all matters hereunder pertaining to the Fund (the “Fund’s Records”), including, without limitation, brokerage and other records of all securities transactions from Subadviser and Subadviser Access Persons. The Subadviser acknowledges that the Fund’s Records are property of the Trust; except to the extent that the Subadviser is required to maintain the Fund’s Records under the Advisers Act or other applicable law and except that the Subadviser, at its own expense, is entitled to make and keep a copy of the Fund’s Records for its internal files. The Fund’s Records shall be available to the Adviser or the Trust at any time upon reasonable request during normal business hours and shall be available for telecopying promptly to the Adviser during any day that the Fund is open for business as set forth in the Prospectus.

(g)       Information Concerning Subadviser Algorithm and Subadviser. From time to time as the Adviser or the Trust reasonably may request in good faith, the Subadviser will furnish the requesting party reports on the effectiveness of the algorithm signals relative to the underlying security in such detail as the parties may reasonably agree in good faith. The Subadviser will also inform the Adviser in a timely manner of material changes in algorithm components and timing, any changes in the ownership or management of the Subadviser, or of material changes in the control of the Subadviser. Upon the Trust’s or the Adviser’s reasonable request, the Subadviser will make available its officers and employees to meet with the Trust’s Board of Trustees to review the Subadviser algorithm via telephone on a quarterly basis or on a less frequent basis as agreed upon by the parties in person. All reports and information disclosed regarding the Subadviser algorithm shall be treated as confidential information pursuant to Section 16.

Subject to the other provisions of this Agreement, the Subadviser will also provide such information or perform such additional acts with respect to its service to the Fund as are reasonably required for the Trust or the Adviser to comply with their respective obligations under applicable laws, including without limitation, the Code, the 1940 Act, the Advisers Act, and the Securities Act, and any rule or regulation thereunder.

3.       Independent Contractor. In the performance of its services hereunder, the Subadviser is and shall be an independent contractor and unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent the Fund, the Trust or the Adviser in any way or otherwise be deemed an agent of the Fund, the Trust or the Adviser.

4.       Expenses. During the term of this Agreement, Subadviser will pay all expenses incurred by it in connection with its activities under this Agreement. The Subadviser shall, at its sole expense, employ or associate itself with such persons as it believes to be particularly fitted to assist it in the execution of its duties under this Agreement. The Trust or the Adviser, as the case may be, shall reimburse the Subadviser for any expenses of the Fund or the Adviser as may be reasonably incurred by such Subadviser on behalf of the Fund or the Adviser when approved in advance. The Subadviser shall keep and supply to the Trust and the Adviser reasonable records of all such expenses.

5.       Investment Analysis and Commentary. The Subadviser will provide quarterly performance analysis and market commentary (the “Investment Report”) during the term of this Agreement. The Investment Reports are due within 10 days after the end of each quarter. In addition, interim Investment Reports shall be issued at such times as may be mutually agreed upon by the Adviser and Subadviser; provided however, that any such interim Investment Report will be due within 10 days of the end of the month in which such agreement is reached between the Adviser and Subadviser. The subject of each Investment Report shall be mutually agreed upon. The Adviser is freely able to publicly distribute the Investment Report.

6.       Compensation.

For the services provided pursuant to this Agreement as of the Effective Date, the Subadviser is entitled to a Subadviser Fee equal to the greater of a monthly payment of $3,000 or a percentage of assets under management (“AUM”) in the Fund based on the following annual schedule: 0.25% on the first $25,000,000 of AUM, then 0.30% on the next $10,000,000 of AUM and 0.40% on the amount above $35,000,000 of AUM. The Subadviser Fee is gross of all expenses to the Fund. The Trustee shall calculate the SubAdviser Fee’s AUM fee calculation at the annual rates indicated above based on the Funds average daily net assets. The Trustee shall pay Subadviser’s fee no later than the thirtieth (30th) day following the end of each month.

The method of determining the net asset value of the Subadviser Assets for purposes hereof shall be the same as the method of determining net asset value for purposes of establishing the offering and redemption price of the shares of the Trust as described in the Fund’s Prospectus and/or SAI. If this Agreement shall be effective for only a portion of a month with respect to the Fund, the aforesaid fee shall be prorated for the portion of such month during which this Agreement is in effect for the Fund.

7.       Exclusivity. The Subadviser will not subadvise or license the Fund’s investment strategy for another regulated investment company as defined in the Code under Subchapter M without mutual consent of both the Adviser and Subadviser for a period of 12 months.

8.       Representations and Warranties of Subadviser. The Subadviser represents and warrants to the Adviser and the Trust as follows:

(a)       The Subadviser is registered as an investment adviser under the Advisers Act;

(b)       The Subadviser is a limited liability company duly organized and properly registered and operating under the laws of the State of Connecticut with the power to own and possess its assets and carry on its business as it is now being conducted and as proposed to be conducted hereunder;

(c)       The execution, delivery and performance by the Subadviser of this Agreement are within the Subadviser’s powers and have been duly authorized by all necessary actions of its directors or shareholders, and no action by, or in respect of, or filing with, any governmental body, agency or official is required on the part of the Subadviser for execution, delivery and performance by the Subadviser of this Agreement, and the execution, delivery and performance by the Subadviser of this Agreement do not contravene or constitute a violation of, or a material default under, (i) any provision of applicable law, rule or regulation, (ii) the Subadviser’s governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Subadviser; and

(d)       The Form ADV of the Subadviser provided to the Adviser and the Trust is a true and complete copy of the form, including that part or parts of the Form ADV filed with the SEC, that part or parts maintained in the records of the Subadviser, and/or that part or parts provided or offered to clients, in each case as required under the Advisers Act and rules thereunder, and the information contained therein is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading;

9.       Representations and Warranties of Adviser. The Adviser represents and warrants to the Subadviser as follows:

(a)       The Adviser is registered as an investment adviser under the Advisers Act;

(b)       The Adviser is a corporation duly organized and validly existing under the laws of the State of California with the power to own and possess its assets and carry on its business as it is now being conducted and as proposed to be conducted hereunder;

(c)       The execution, delivery and performance by the Adviser of this Agreement are within the Adviser’s powers and have been duly authorized by all necessary action on the part of its directors, shareholders or managing unitholder, and no action by, or in respect of, or filing with, any governmental body, agency or official is required on the part of the Adviser for the execution, delivery and performance by the Adviser of this Agreement, and the execution, delivery and performance by the Adviser of this Agreement do not contravene or constitute a violation of, or a material default under, (i) any provision of applicable law, rule or regulation, (ii) the Adviser’s governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Adviser;

(d)       The Form ADV of the Adviser provided to the Subadviser and the Trust is a true and complete copy of the form, including that part or parts of the Form ADV filed with the SEC, that part or parts maintained in the records of the Adviser, and/or that part or parts provided or offered to clients, in each case as required under the Advisers Act and rules thereunder, and the information contained therein is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading;

(e)       The Adviser acknowledges that it received a copy of the Subadviser’s Form ADV prior to the execution of this Agreement; and

(f)       The Adviser and the Trust have duly entered into the Advisory Agreement pursuant to which the Trust authorized the Adviser to appoint a subadviser with respect to assets of the Fund, including without limitation the Adviser’s entering into and performing this Agreement.

10.       Survival of Representations and Warranties; Duty to Update Information. All representations and warranties made by the Subadviser and the Adviser pursuant to the recitals above and Sections 8 and 9, respectively, shall survive for the duration of this Agreement and the parties hereto shall promptly notify each other in writing upon becoming aware that any of the foregoing representations and warranties are no longer true or accurate in all material effects.

11.       Liability and Indemnification.

(a)       Liability. The Subadviser shall exercise its best judgment in rendering its services in accordance with the terms of this Agreement, but otherwise, in the absence of willful misfeasance, bad faith or gross negligence on the part of the Subadviser or a reckless disregard of its duties hereunder, the Subadviser, each of its affiliates and all respective partners, officers, directors and employees (“Affiliates”) and each person, if any, who within the meaning of the Securities Act controls the Subadviser (“Controlling Persons”), if any, shall not be subject to any expenses or liability to the Adviser, the Trust or the Fund or any of the Fund’s shareholders, in connection with the matters to which this Agreement relates, including without limitation for any losses that may be sustained in the purchase, holding or sale of Fund Assets. The Adviser shall exercise its best judgment in rendering its obligations in accordance with the terms of this Agreement, but otherwise (except as set forth in Section 11(c) below), in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser or a reckless disregard of its duties hereunder, the Adviser, any of its Affiliates and each of the Adviser’s Controlling Persons, if any, shall not be subject to any liability to the Subadviser, for any act or omission in the case of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of Subadviser Assets. Notwithstanding the foregoing, nothing herein shall relieve the Adviser and the Subadviser from any of their obligations under applicable law, including, without limitation, the federal and state securities laws.

(b)       Indemnification. The Subadviser shall indemnify the Adviser, the Trust and the Fund, and their respective Affiliates and Controlling Persons for any liability and expenses, including without limitation reasonable attorneys’ fees and expenses, which the Adviser, the Trust and/or the Fund and their respective Affiliates and Controlling Persons may sustain as a result of the Subadviser’s willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the federal and state securities laws. Unless otherwise obligated under applicable law, the Subadviser shall not be liable for indirect, punitive, special or consequential damages arising out of this Agreement.

The Adviser shall indemnify the Subadviser, its Affiliates and its Controlling Persons, for any liability and expenses, including without limitation reasonable attorneys’ fees and expenses, which may be sustained as a result of the Adviser’s willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the federal and state securities laws.

(c)       The Subadviser shall not be liable to the Adviser for acts of the Subadviser which result from acts of the Adviser, including, but not limited to, a failure of the Adviser to provide accurate and current information with respect to any records maintained by the Adviser, which records are not also maintained by or otherwise available to the Subadviser upon reasonable request.

12.       Duration and Termination.

(a)       Duration. Unless sooner terminated, this Agreement shall continue for an initial period of no more than two years from the date in which the Fund’s shareholders approve the Agreement (the “Effective Date”), and thereafter shall continue automatically for successive annual periods with respect to the Fund, provided such continuance is specifically approved at least annually by the Trust’s Board of Trustees or vote of the lesser of (a) 67% of the shares of the Fund represented at a meeting if holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy or (b) more than 50% of the outstanding shares of the Fund; provided that in either event its continuance also is approved by a majority of the Trust’s Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval.

(b)       Termination. Notwithstanding whatever may be provided herein to the contrary, this Agreement may be terminated at any time with respect to the Fund, without payment of any penalty:

(i)       By vote of a majority of the Trust’s Board of Trustees, or by “vote of a majority of the outstanding voting securities” of the Fund (as defined in the 1940 Act), or by the Adviser, in each case, upon not more than 60 days’ written notice to the Subadviser;

(ii)       By any party hereto upon written notice to the other party in the event of a breach of any provision of this Agreement by the other party if the breach is not cured within 15 days of notice of the breach; or

(iii)       By the Subadviser upon not more than 60 days’ written notice to the Adviser and the Trust.

This Agreement shall not be assigned (as such term is defined in the 1940 Act) and shall terminate automatically in the event of its assignment or upon the termination of the Advisory Agreement.

13.       Duties of the Adviser. The Adviser shall continue to have responsibility for all services to be provided to the Fund pursuant to the Advisory Agreement and shall oversee and review the Subadviser’s performance of its duties under this Agreement. Nothing contained in this Agreement shall obligate the Adviser to provide any funding or other support for the purpose of directly or indirectly promoting investments in the Fund.

14.       Reference to Adviser and Subadviser.

(a)       The Subadviser grants, subject to the conditions below, the Adviser non-exclusive rights to use, display and promote trademarks of the Subadviser in conjunction with any activity associated with the Fund. In addition, the Adviser may promote the identity of and services provided by the Subadviser to the Adviser, which references shall not differ in substance from those included in the Prospectus, SAI and this Agreement, in any advertising or promotional materials. The Adviser shall protect the goodwill and reputation of the Subadviser in connection with marketing and promotion of the Fund. The Adviser shall submit to the Subadviser for its review and approval all such public informational materials relating to the Fund that refer to any recognizable variant or any registered mark or logo or other proprietary designation of the Subadviser. Approval shall not be unreasonably withheld by the Subadviser and notice of approval or disapproval will be provided in a timely manner. Subsequent advertising or promotional materials having very substantially the same form as previously approved by the Subadviser may be used by the Adviser without obtaining the Subadviser’s consent unless such consent is withdrawn in writing by the Subadviser.

(b)       Neither the Subadviser nor any Affiliate or agent of Subadviser shall make reference to or use the name of the Adviser or any of its Affiliates, or any of their clients, except references concerning the identity of and services provided by the Adviser to the Fund or to the Subadviser, which references shall not differ in substance from those included in the Prospectus, SAI and this Agreement, in any advertising or promotional materials without the prior approval of Adviser, which approval shall not be unreasonably withheld or delayed. The Subadviser hereby agrees to make all reasonable efforts to cause any Affiliate of the Subadviser to satisfy the foregoing obligation.

15.       Amendment. This Agreement may be amended by mutual consent of the parties, provided that the terms of any material amendment shall be approved by: (a) the Trust’s Board of Trustees or by a vote of a majority of the outstanding voting securities of the Fund (as required by the 1940 Act), and (b) the vote of a majority of those Trustees of the Trust who are not “interested persons” of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law.

16.       Confidentiality. Subject to the duties of the Adviser, the Trust and the Subadviser to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential and shall not disclose any and all information pertaining to the Subadviser algorithm, the Fund and the actions of the Subadviser, the Adviser and the Fund in respect thereof; except to the extent:

(a)       Authorized. The Adviser or the Trust has authorized such disclosure;

(b)       Court or Regulatory Authority. Disclosure of such information is expressly required or requested by a court or other tribunal of competent jurisdiction or applicable federal or state regulatory authorities;

(c)       Publicly Known Without Breach. Such information becomes known to the general public without a breach of this Agreement or a similar confidential disclosure agreement regarding such information;

(d)       Already Known. Such information already was known by the party prior to the date hereof;

(e)       Received From Third Party. Such information was or is hereafter rightfully received by the party from a third party (expressly excluding the Fund’s custodian, prime broker and administrator) without restriction on its disclosure and without breach of this Agreement or of a similar confidential disclosure agreement regarding them; or

(f)       Independently Developed. The party independently developed such information.

In addition, the Subadviser and its officers, directors and employees are prohibited from receiving compensation or other consideration, for themselves or on behalf of the Fund, as a result of disclosing the Fund’s portfolio holdings. The Subadviser agrees, consistent with its Code of Ethics that neither it nor its officers, directors or employees may engage in personal securities transactions based on non-public information about the Fund’s portfolio holdings.

17.       Notice. Any notice that is required to be given by the parties to each other under the terms of this Agreement shall be in writing, delivered, or mailed postpaid to the other parties, or transmitted by facsimile with acknowledgment of receipt, to the parties at the following addresses or facsimile numbers, which may from time to time be changed by the parties by notice to the other party:

(a)       If to the Subadviser:

345 Fairview Ave.

Fairfield, CT, 06824

Phone: 877-772-0027

Email: stephen@blackpeakcap.com

(b)       If to the Adviser:

5405 Morehouse Drive, Suite 230

San Diego, CA 92121

Phone: 858-935-1125

Email: Larry@mrpfolios.com

18.       Jurisdiction. This Agreement shall be governed by and construed in accordance with the substantive laws of the State of Delaware without reference to choice of law principles thereof and in accordance with the 1940 Act. In the case of any conflict, the 1940 Act shall control.

19.       Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, all of which shall together constitute one and the same instrument.

20.       Certain Definitions. For the purposes of this Agreement and except as otherwise provided herein, “interested person,” “affiliated person,” and “assignment” shall have their respective meanings as set forth in the 1940 Act, subject, however, to such exemptions as may be granted by the SEC.

21.       Captions. The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof.

22.       Severability. If any provision of this Agreement shall be held or made invalid by a court decision or applicable law, the remainder of the Agreement shall not be affected adversely and shall remain in full force and effect.

23.       Entire Agreement. This Agreement, together with all exhibits, attachments and appendices, contains the entire understanding and agreement of the parties with respect to the subject matter hereof.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first written above.

Measured Risk Portfolios, Inc.

By:__________________________________

Name: Larry Kriesmer

Title: President

Black Peak Capital , LLC

By:__________________________________

Name: Steven Aniston

Title: